Exhibit 99.1

Energy Recovery Affirms FY 2023 Guidance,
Continues Investments in Wastewater and CO2 Business Growth

SAN LEANDRO, Calif. - August 2, 2023 – Energy Recovery, Inc. (Nasdaq:ERII) (“Energy Recovery” or the “Company”) today announced its financial results for the second quarter and six months ended June 30, 2023.

Second Quarter Highlights
•Revenue of $20.7 million, within the lower end of guidance. Revenue was lower due to a timing delay of a $5.7 million megaproject shipment that will subsequently be recognized in the third quarter.
•Gross margin of 65.4%, within the upper range of our guidance of 64% – 66% for the quarter for Water.
•Operating expenses of $16.1 million, which included growing investments in sales and marketing, and research and development to support business expansion.
•Loss from operations of $2.6 million primarily attributable to lower revenue and gross margin due to timing of revenue recognition of a megaproject shipment.
•Net loss of $1.7 million and adjusted EBITDA(1) of $0.2 million.
•Cash and investments of $97.5 million which include cash, cash equivalents, and short-term and long-term investments.
•Expanded the PX U Series product line used in and tailored for ultra high-pressure reverse osmosis applications.

Robert Mao, Chairman, President and CEO, commented on the financial results, “We delivered second quarter results in line with our previous guidance and we expect our outlook for the remainder of the year to be unchanged. As of today, our desalination and wastewater businesses are on track, and the significant increases in megaproject shipments expected in the second half of 2023, give us confidence in our ability to achieve our full-year revenue guidance.”

Mr. Mao added, “We continue to achieve new milestones in our CO2 business. We were awarded the prestigious Refrigeration Innovation of the Year Award by ATMO for our PX G1300™ in June. We are also partnering with a major U.S. refrigeration manufacturer on a new training center in California that will incorporate our PX G1300, providing us a unique opportunity to educate the market further on our device. We continue to deploy the PX G1300 at new locations in Europe with our partners Fieuw Koeltechniiek nv and Epta S.p.A., and in North America. We are focused on building and enhancing relationships within the industry, as well as expanding our team in both the U.S. and Europe.”

Financial Highlights

	Quarter-to-Date			Year-to-Date
	Q2’2023	Q2’2022	vs. Q2’2022	2023	2022	2023 vs. 2022
	(In millions, except net income (loss) per share, percentages and basis points)
Revenue	$20.7	$20.3	up 2%	$34.1	$52.8	down 35%
Gross margin	65.4%	65.9%	down 50 bps	63.6%	68.9%	down 530 bps
Operating margin	(12.5%)	(14.3%)	up 180 bps	(31.3%)	10.1%	NM
Net income (loss)	($1.7)	($2.4)	up 29%	($8.0)	$5.5	down 244%
Net income (loss) per share	($0.03)	($0.04)	up 25%	($0.14)	$0.10	down 240%
Effective tax rate				15.2%	0.1%
Cash provided by (used for) operations	($4.1)	$9.1		$4.5	$7.5

Non-GAAP Financial Highlights (1)

	Quarter-to-Date			Year-to-Date
	Q2’2023	Q2’2022	vs. Q2’2022	2023	2022	2023 vs. 2022
	(In millions, except adjusted net income (loss) per share, percentages and basis points)
Adjusted operating margin	(4.2%)	(0.2%)	down 400 bps	(19.6%)	19.0%	NM
Adjusted net income (loss)	($0.1)	$0.2	down 138%	($4.6)	$9.3	down 149%
Adjusted net income (loss) per share	$0.00	$0.00	no change	($0.08)	$0.16	down 150%
Adjusted effective tax rate				15.1%	9.5%
Adjusted EBITDA	$0.2	$1.0		($4.7)	$12.1
Free cash flow	($4.7)	$8.5		$3.7	$4.9

NM    Not material
(1)Refer to the sections “Use of Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” for definition of adjustment to GAAP presentation.

Forward-Looking Statements
Certain matters discussed in this press release and on the conference call are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including our beliefs about our future financial performance; our beliefs relating to our wastewater and desalination businesses; our expectation that there will be significant increases in megaproject shipments in the second half of 2023; and our expectations for multiple PX G1300 commissions in multiple countries this year in North America and Europe. These forward-looking statements are based on information currently available to us and on management’s beliefs, assumptions, estimates, or projections and are not guarantees of future events or results. Potential risks and uncertainties include risks relating to the future demand for our products, risks relating to performance by our customers and third-party partners, risks relating to the timing of revenue, and any other factors that may have been discussed herein regarding the risks and uncertainties of the Company’s business, and the risks discussed under “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) for the year ended December 31, 2022, as supplemented by the risks discussed under “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as well as other reports filed by the Company with the SEC from time to time. Because such forward-looking statements involve risks and uncertainties, the Company’s actual results may differ materially from the predictions in these forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures, including adjusted operating margin, adjusted net income (loss), adjusted net income (loss) per share, adjusted effective tax rate, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions, and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Notes to the Second Quarter Financial Results
•Adjusted operating margin is a non-GAAP financial measure that the Company defines as income (loss) from operations which excludes i) share-based compensation; and ii) non-core operational costs, such as VorTeq-related severance costs and accelerated depreciation, divided by revenues.
•Adjusted net income (loss) is a non-GAAP financial measure that the Company defines as net income which excludes i) share-based compensation; ii) non-core operational costs, such as VorTeq-related severance costs and accelerated depreciation; and iii) the applicable tax effect of the excluded items including the share-based compensation discrete tax item.
•Adjusted net income (loss) per share is a non-GAAP financial measure that the Company defines as net income (loss), which excludes i) share-based compensation; and ii) non-core operational costs, such as VorTeq-related severance costs and accelerated depreciation; and iii) the applicable tax effect of the excluded items including the share-based compensation discrete tax item, divided by basic shares outstanding.
•Adjusted effective tax rate reflects adjustments for share-based compensation discrete tax item, share-based compensation, and VorTeq-related severance costs and accelerated depreciation.
•Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income (loss) which excludes i) depreciation and amortization; ii) share-based compensation; iii) non-core operational costs, such as VorTeq-related severance costs; iv) other income, net, such as interest income and other non-operating expense, net; and v) provision for (benefit from) income taxes.
•Free cash flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities less capital expenditures.

Conference Call to Discuss Second Quarter 2023 Financial Results
LIVE CONFERENCE CALL:
Wednesday, August 2, 2023, 2:00 PM PT / 5:00 PM ET
Listen-only, US / Canada Toll-Free: +1 (877) 709-8150
Listen-only, Local / International Toll: +1 (201) 689-8354

CONFERENCE CALL REPLAY:
Expiration: September 1, 2023
US / Canada Toll-Free: +1 (877) 660-6853
Local / International Toll: +1 (201) 612-7415
Access code: 13739675

Investors may access the live call and the replay (approximately three hours after the live call concludes) over the internet at:
ir.energyrecovery.com/websites/energyrecover/English/2200/calendar.html

Disclosure Information
Energy Recovery uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Energy Recovery’s investor relations website in addition to following Energy Recovery’s press releases, SEC filings, and public conference calls and webcasts.

About Energy Recovery
Energy Recovery, Inc., creates technologies that solve complex challenges for commercial and industrial fluid-flow markets worldwide. Building on an innovative pressure exchanger technology platform, they design and manufacture solutions that make commercial and industrial processes more efficient and sustainable. What began as a game-changing invention for desalination has grown into a global business accelerating the environmental sustainability of customers’ operations in multiple industries. Headquartered in the San Francisco Bay Area, Energy Recovery has manufacturing and research and development facilities across California and Texas with sales and on-site technical support available globally. To learn more, visit https://energyrecovery.com/.

Contact
Investor Relations
ir@energyrecovery.com
+1 (346) 382-6927

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30, 2023	December 31, 2022
	(In thousands)
ASSETS
Cash, cash equivalents and investments	$97,542	$92,891
Accounts receivable and contract assets	15,726	35,782
Inventories, net	36,315	28,366
Prepaid expenses and other assets	3,544	3,886
Property, equipment and operating leases	31,697	32,695
Goodwill	12,790	12,790
Deferred tax assets and other assets	12,060	10,629
TOTAL ASSETS	$209,674	$217,039

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$12,232	$15,507
Contract liabilities and other liabilities, non-current	1,483	1,316
Lease liabilities	14,177	14,878
Total liabilities	27,892	31,701

Stockholders’ equity	181,782	185,338
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$209,674	$217,039

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(In thousands, except per share data)
Revenue	$20,723	$20,292	$34,124	$52,838
Cost of revenue	7,180	6,920	12,426	16,418
Gross profit	13,543	13,372	21,698	36,420

Operating expenses
General and administrative	7,269	6,996	14,335	13,547
Sales and marketing	5,092	3,849	9,986	7,213
Research and development	3,768	5,431	8,074	10,342
Total operating expenses	16,129	16,276	32,395	31,102
Income (loss) from operations	(2,586)	(2,904)	(10,697)	5,318
Other income, net	656	106	1,312	223
Income (loss) before income taxes	(1,930)	(2,798)	(9,385)	5,541
Provision for (benefit from) income taxes	(265)	(439)	(1,424)	6
Net income (loss)	$(1,665)	$(2,359)	$(7,961)	$5,535

Net income (loss) per share
Basic	$(0.03)	$(0.04)	$(0.14)	$0.10
Diluted	$(0.03)	$(0.04)	$(0.14)	$0.10

Number of shares used in per share calculations
Basic	56,363	56,218	56,296	56,499
Diluted	56,363	56,218	56,296	57,858

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
	2023	2022
	(In thousands)
Cash flows from operating activities:
Net (loss) income	$(7,961)	$5,535
Non-cash adjustments	5,204	7,542
Net cash provided by (used in) operating assets and liabilities	7,280	(5,598)
Net cash provided by operating activities	4,523	7,479

Cash flows from investing activities:
Net investment in marketable securities	(16,269)	(10,543)
Capital expenditures and proceeds from sales of fixed assets	(767)	(2,436)
Net cash used in investing activities	(17,036)	(12,979)

Cash flows from financing activities:
Net proceeds from issuance of common stock	379	985
Repurchase of common stock	—	(26,623)
Net cash provided by (used in) financing activities	379	(25,638)

Effect of exchange rate differences	41	4
Net change in cash, cash equivalents and restricted cash	$(12,093)	$(31,134)
Cash, cash equivalents and restricted cash, end of period	$44,365	$43,327

ENERGY RECOVERY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Channel Revenue

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	vs. 2022	2023	2022	vs. 2022
	(In thousands, except percentages)
Megaproject	$12,211	$10,070	up 21%	$15,454	$33,910	down 54%
Original equipment manufacturer	4,702	7,689	down 39%	11,538	12,360	down 7%
Aftermarket	3,810	2,533	up 50%	7,132	6,568	up 9%
Total revenue	$20,723	$20,292	up 2%	$34,124	$52,838	down 35%

Segment Activity

	Three Months Ended June 30, 2023				Three Months Ended June 30, 2022
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$20,514	$209	$—	$20,723	$20,213	$79	$—	$20,292
Cost of revenue	6,921	259	—	7,180	6,920	—	—	6,920
Gross profit (loss)	13,593	(50)	—	13,543	13,293	79	—	13,372

Operating expenses
General and administrative	1,860	947	4,462	7,269	1,534	1,354	4,108	6,996
Sales and marketing	3,120	1,441	531	5,092	2,654	633	562	3,849
Research and development	843	2,925	—	3,768	1,143	4,288	—	5,431
Total operating expenses	5,823	5,313	4,993	16,129	5,331	6,275	4,670	16,276
Operating income (loss)	$7,770	$(5,363)	$(4,993)	$(2,586)	$7,962	$(6,196)	$(4,670)	$(2,904)

	Six Months Ended June 30, 2023				Six Months Ended June 30, 2022
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$33,810	$314	$—	$34,124	$52,729	$109	$—	$52,838
Cost of revenue	12,022	404	—	12,426	16,400	18	—	16,418
Gross profit (loss)	21,788	(90)	—	21,698	36,329	91	—	36,420

Operating expenses
General and administrative	3,798	1,915	8,622	14,335	2,998	2,262	8,287	13,547
Sales and marketing	6,295	2,611	1,080	9,986	4,955	1,160	1,098	7,213
Research and development	2,023	6,051	—	8,074	1,943	8,399	—	10,342
Total operating expenses	12,116	10,577	9,702	32,395	9,896	11,821	9,385	31,102
Operating income (loss)	$9,672	$(10,667)	$(9,702)	$(10,697)	$26,433	$(11,730)	$(9,385)	$5,318

Share-based Compensation

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(In thousands)
Stock-based compensation expense charged to:
Cost of revenue	$148	$100	$397	$246
General and administrative	763	1,024	1,723	1,992
Sales and marketing	550	373	1,248	806
Research and development	255	227	652	562
Total stock-based compensation expense	$1,716	$1,724	$4,020	$3,606

ENERGY RECOVERY, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(Unaudited)

This press release includes certain non-GAAP financial information because we plan and manage our business using such information. The following table reconciles the GAAP financial information to the non-GAAP financial information.

	Quarter-to-Date		Year-to-Date
	Q2'2023	Q2'2022	Q2'2023	Q2'2022
	(In millions, except shares, per share and percentages)
Operating margin	(12.5%)	(14.3%)	(31.3%)	10.1%
Share-based compensation	8.3%	8.5%	11.8%	6.8%
Severance	—%	1.5%	—%	0.6%
Accelerated depreciation	—%	4.2%	—%	1.6%
Other	—%	(0.1%)	—%	(0.1%)
Adjusted operating margin	(4.2%)	(0.2%)	(19.6%)	19.0%

Net income (loss)	$(1.7)	$(2.4)	$(8.0)	$5.5
Share-based compensation (2)	1.7	1.7	4.0	3.6
Severance (2)	—	0.3	—	0.3
Accelerated depreciation (2)	—	0.8	—	0.7
Share-based compensation discrete tax item	(0.1)	(0.2)	(0.6)	(0.8)
Adjusted net income (loss)	$(0.1)	$0.2	$(4.6)	$9.3

Net income (loss) per share	$(0.03)	$(0.04)	$(0.14)	$0.10
Adjustments to net income (loss) per share (3)	0.03	0.04	0.06	0.06
Adjusted net income (loss) per share	$—	$—	$(0.08)	$0.16

Effective tax rate			15.2%	0.1%
Adjustments to effective tax rate (3)			(0.1%)	9.4%
Adjusted effective tax rate			15.1%	9.5%

Net income (loss)	$(1.7)	$(2.4)	$(8.0)	$5.5
Share-based compensation	1.7	1.7	4.0	3.6
Severance	—	0.3	—	0.3
Depreciation and amortization	1.0	1.9	2.0	2.9
Other income, net	(0.7)	(0.1)	(1.3)	(0.2)
Provision for (benefit from) income taxes	(0.3)	(0.4)	(1.4)	—
Adjusted EBITDA	$0.2	$1.0	$(4.7)	$12.1

Free cash flow
Net cash provided by (used in) operating activities	$(4.1)	$9.1	$4.5	$7.5
Capital expenditures	(0.6)	(0.6)	(0.8)	(2.6)
Free cash flow	$(4.7)	$8.5	$3.7	$4.9

(1)Amounts may not total due to rounding.
(2)Amount presented are net of tax.
(3)Refer to the sections “Use of Non-GAAP Financial Measures” for description of items included in adjustments.